POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Maurice J. DeWald constitutes and appoints John Y. Keffer, Beth P. Hanson, Leslie K. Klenk, Robert J. Zutz, and R. Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Monarch Funds, and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.



                                                /S/ MAURICE J. DEWALD
                                                --------------------------------
                                                Maurice J. DeWald

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Rudolph I. Estrada constitutes and appoints John Y. Keffer, Beth P. Hanson, Leslie K. Klenk, Robert J. Zutz, and R. Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Monarch Funds, and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.




                                                /S/ RUDOLPH I. ESTRADA
                                                --------------------------------
                                                Rudolph I. Estrada

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints Beth P. Hanson, Leslie K. Klenk, Robert J. Zutz, and R. Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Monarch Funds on Form N-1a or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /S/ JOHN Y. KEFFER
                                                --------------------------------
                                                John Y. Keffer

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Christine M. McCarthy constitutes and appoints John Y. Keffer, Beth P. Hanson, Leslie K. Klenk, Robert J. Zutz, and R. Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Monarch Funds, and any amendments thereto, on Form N-1a or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /S/ CHRISTINE M. MCCARTHY
                                                --------------------------------
                                                Christine M. McCarthy

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert M. Franko constitutes and appoints John Y. Keffer, Beth P. Hanson, Leslie K. Klenk, Robert J. Zutz, and R. Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Monarch Funds, and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /S/ ROBERT M. FRANKO
                                                --------------------------------
                                                Robert M. Franko

Dated:  March 21, 2003